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                                                                EXHIBIT 10.14(a)


                  AMENDMENT TO DEFERRED COMPENSATION AGREEMENT


                  THIS AMENDMENT to the Deferred Compensation Agreement made this 4th day of May, 2000, by and between Pennzoil-Quaker State Company, a Delaware corporation (the "Company"), and James L. Pate ("Employee").

                                    RECITALS:

                  WHEREAS, the Company and Employee have previously entered into that certain Deferred Compensation Agreement made the 31st day of December, 1998; and

                  WHEREAS, the Board of Directors of the Company has authorized the amendment of the Deferred Compensation Agreement and Employee is agreeable to the amendment.

                  NOW, THEREFORE, in consideration of the premises, the Company and Employee agree as follows:

         1. Effective as of the date first written above, paragraph (3) of the Deferred Compensation Agreement is hereby amended to read as follows:

                  "Upon Employee's termination of employment with the Company for any reason other than death at any time, Employee shall be entitled to monthly payments of deferred compensation for the remainder of his life equal to the sum of (a) the excess of (ii) 57% of Employee's monthly salary as in effect on the date of his termination of employment, over (ii) the total amount of monthly amounts payable to Employee during each applicable month from the Retirement Plan, the U.S. Social Security Act, the Company's Short-Term Disability Plan, the Company's Long-Term Disability Plan, the Company's Supplemental Disability Plan, as defined benefits under the Excess Benefit Agreement between the Company and Employee, and from any retirement plan with a former employer (whether or not received in the form of monthly payments) and (b) $9,666.67."



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                  IN WITNESS WHEREOF, the Company and Employee have executed this Amendment to Deferred Compensation Agreement as of the date first above written.

                                               PENNZOIL-QUAKER STATE COMPANY



                                               By  /s/ JAMES J. POSTL
                                                 -------------------------------
                                                   James J. Postl
                                                   President
                                                   Pennzoil-Quaker State Company
Accepted and agreed to by:


/s/  JAMES L. PATE
--------------------------
James L. Pate



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